UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 3, 2010

CLST Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22972	75-2479727
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

17304 Preston Road, Suite 420

Dallas, Texas, 75252

(Address of principal executive offices including Zip Code)

(972) 267-0500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

As CLST Holdings, Inc. (the “Company”) had previously disclosed in its Form 8-K filed on February 23, 2010, pursuant to its Order and Interlocutory Partial Summary Judgment (the “Annual Meeting Order”) dated February 15, 2010, the 134th District Court of Dallas County, Texas (the “Trial Court”) ordered as follows: (1) Absent a determination by the Court of good cause shown, the Company shall hold an annual stockholders’ meeting on March 23, 2010 (the “Annual Meeting”); (2) the Annual Meeting will satisfy the requirement of the Company to hold the 2008 and 2009 annual stockholders’ meeting; (3) the record date for the Annual Meeting shall be Monday, March 8, 2010; (4) the Company shall provide notice in conformance with applicable Delaware law to all CLST stockholders on or before March 12, 2010, for the Annual Meeting; and (5) the Court appoints IVS Associates, Inc. to be the independent inspector of elections to oversee the voting process at the Annual Meeting, tabulate the proxies, and certify the results.

After the Annual Meeting Order issued, the Company filed an emergency motion for temporary relief (“Motion for Relief”) requesting that the Fifth District Court of Appeals of Texas at Dallas (the “Court of Appeals”) void the Annual Meeting Order.  On March 3, 2010, the Court of Appeals issued a memorandum opinion (the “Opinion”) in which the Court of Appeals granted the Company’s Motion for Relief and voided the Annual Meeting Order.  Accordingly, there is currently no scheduled annual stockholders’ meeting.  The Opinion is furnished herewith as Exhibit 99.1.

The Company issued a press release announcing the issuance of the Opinion on March 9, 2010.  The press release is furnished herewith as Exhibit 99.2.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain information included herein may constitute “forward-looking” statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from future results, performance, litigation results or achievements expressed or implied by such forward-looking statements. When used in this report, the words “anticipates,” “estimates,” “believes,” “continues,” “expects,” “intends,” “may,” “might,” “could,” “should,” “likely,” “plan,” and similar expressions are intended to be among the statements that identify forward-looking statements. Statements of various factors that could cause the actual results, performance or achievements of the Company or future events relating to the Company to differ materially from the Company’s expectations (“Cautionary Statements”) are disclosed, including, without limitation, those discussed in the “Risk Factors” section in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2008, as amended and Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended August 31, 2009, as amended, those statements made in conjunction with the forward-looking statements and otherwise herein. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the Cautionary Statements. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01.                                          Financial Statements and Exhibits.

(d) Exhibits.

99.1	Memorandum Opinion dated March 3, 2010.

99.2	CLST Holdings, Inc. Press Release dated March 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLST HOLDINGS, INC.

Dated: March 9, 2010	By:	/s/ Robert A. Kaiser
Robert A. Kaiser
President and Chief Executive Officer